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                                                                   EXHIBIT 10.15

                     KEYSTONE AUTOMOTIVE INDUSTRIES, INC.

             AMENDMENT NO. 1 TO 1996 EMPLOYEE STOCK INCENTIVE PLAN
             -----------------------------------------------------

     Adopted as of August 26, 1997

     Section 5(a) of the 1996 Employee Stock Incentive Plan is hereby amended by striking said Section in its entirety and replacing it with the following:

          "Section 5.  STOCK SUBJECT TO PLAN
          (a) At any time, the aggregate number of Common Shares issued and issuable pursuant to all Awards (including all Incentive Stock Options) granted under this Plan shall not exceed 1,100,000, subject to adjustment as provided in Section 8 hereof."